UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 18, 2024

(Date of Report)

COYNI, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-22711	76-0640970
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

3131 Camino Del Rio N, Suite 1400, San Diego, CA 92108
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(855) 201-1613
(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note Regarding Amendment

Coyni, Inc. (the “Company”) files this amendment to its Form 8-K dated June 27, 2023 in order to provide updated information regarding an Agreement and Plan of Merger dated June 8, 2023. The Company also files this amendment to disclose the subsequent filing of a Termination of Merger on or about December 6, 2023 out of an abundance of caution.

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On June 8, 2023, the Company entered into a material definitive agreement, the Agreement and Plan of Merger (the “Merger Agreement”) with Logicquest Technology, Inc., a Nevada corporation (“Logicquest”), pursuant to which the Company and Logicquest agreed to merge on the terms and conditions set forth in the Merger Agreement. On June 9, 2023, the Company filed the executed Articles of Merger with the Nevada Secretary of State.

Section 5 – Corporate Governance and Management

Item 5.03(a) - Amendment to Articles of Incorporation or Bylaws, Name Change

On June 23, 2023, following the written consent of the Board of Directors and written consent in lieu of meeting by the majority and controlling shareholder of the Company, the State of Nevada accepted the amendment of the Company’s Articles of Incorporation changing the name of the Company to “Coyni, Inc.” A copy of the Certificate of Amendment is filed as Exhibit 1 to this Current Report.

Item 8.01 Other Events

On or about December 6, 2023, the Company filed a Termination of Merger (“Termination of Merger”) with the Nevada Secretary of State. Once approved and processed, this will result in the termination of the Merger Agreement. The Merger Agreement has been rescinded and revoked due to the inability of the Company to respond to inquiries submitted by FINRA/OTC Corporate Actions related to the merger, despite the Company’s best efforts to respond and belief that it had responded thoroughly to such requests. The filing of the Termination of Merger is not self-effectuating, and still needs review by the Nevada Secretary of State.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
Exhibit 3.01	Certificate of Amendment dated June 9, 2023
Exhibit 99.1	Agreement and Plan of Merger, dated June 8, 2023
Exhibit 104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COYNI, INC. /s/ Ben Errez By: Ben Errez Its: Chief Executive Officer Dated: January 19, 2024